WILLIS GROUP HOLDINGS Fact Book Fourth Quarter 2013 March 2014 Exhibit 99.1

North America 38%
International 29%
Global 33%

Willis

With roots dating to 1828, Willis operates today on every continent, with more than
18,000 employees in over 400 offices
Across geographies, industries and specialties, Willis provides its local and multinational clients with resilience for a risky world
Willis is known for its market-leading products and professional services in risk management and risk transfer
Willis experts rank among the world’s leading authorities on analytics, modelling and mitigation strategies at the intersection of global commerce and extreme events
Willis Global Franchise
Willis Subsidiaries and Associates
2013 Commissions and Fees by Segment
2013 C&F: $3.63 billion
A leading global risk advisor, insurance and
reinsurance broker

Summary Q4 2013 financial results
See important disclosures regarding non-GAAP measures starting on page 17
Q4 2013 Q4 2012
Reported
commission and
fee growth
5.1% 7.0%
Organic
commission and
fee growth
3.7% 7.5%
Reported
operating margin
16.5% (89.0)%
Adjusted
operating margin
16.3% 19.1%
Reported EPS $0.37 $(4.65)
Adjusted EPS $0.42 $0.45

Positive Q4 2013 organic commission
and fee growth across all three
business segments
Q4 2012 adjusted operating margin
would have been 180 bps lower had the
change to compensation policy been in
effect from start of 2012

Organic Q4 2013 commissions and fees growth
Q4 2013 Q4 2012
North America 5.8% 5.0%
International 3.0% 7.4%
Global 1.4% 11.6%
Willis Group 3.7% 7.5%
See important disclosures regarding non-GAAP measures starting on page 17

Organic growth excluding $9.4 million (110 bps) net
negative revenue recognition adjustment would have
been 4.8%
North America –
Excluding $5.3 million (160 bps) positive
revenue recognition adjustment, organic would
have been 4.2%
Growth well distributed across geographic
regions and solid growth in construction
International –
Excluding $14.7 million (510 bps) negative
revenue recognition adjustment, organic would
have been 8.1%
Good growth across most regions: Western
Europe, Eastern Europe, Latin America,
Australasia. Good growth in Asia, excluding
impact of revenue recognition adjustment
Global –
Mid-single digit growth in Specialty, Reinsurance
down very low-single digits, challenging 4Q
2012 WCMA comparison

Reported operating margin 16.5%; Adjusted operating margin 16.3%
Adjusted operating margin down 280 bps from prior year quarter, primarily driven by:
Higher salaries and benefits and other operating expenses
Partially offset by higher commissions and fees
Q4 2012 adjusted operating margin would have been 180 bps lower had the change in remuneration policy been in effect from start of 2012
Reported EPS of $0.37; Adjusted EPS of $0.42
Reported and adjusted EPS include approximately $9 million negative impact related to revenue recognition adjustments in North America and China
Adjusted EPS down $0.03 from Q4 2012
Q4 2012 results would have been $0.07 per diluted share lower had the change to remuneration policy been in effect from start of 2012
See important disclosures regarding non-GAAP measures starting on page 17
Q4 2013 financial results

WSH & Peers –
Organic growth trends

Note:  Peer averages are based on Willis estimates using public information regarding insurance brokerage operations of AJG, AON, BRO, MMC
Average 2008-2013:
WSH: 3%
Peers: 1%
See important disclosures regarding non-GAAP measures starting on page 17
4%
2%
4%
2%
3%
5%
-1%
-2%
-1%
2%
4%
5%
2008 2009 2010 2011 2012 2013
WSH Peers

($ millions)
2013 corporate/non-operating uses of cash
Dividends $193 million
Capex $112 million
M&A expenditures of ~$34 million
$36 million increase in cash flow from operations in 2013
$796 million of cash and cash equivalents at December 31, 2013
Strong cash flow from operations

$253
$419
$489
$439
$525
$561
2008 2010 2009 2011 2013 2012

3.8x
2.7x
2.5x
2.6x 2.6x
2.7x
2008 2009 2010 2011 2012 2013
Debt / Adjusted EBITDA
Adjusted EBITDA $874 million in 2013
Debt outstanding $2.3 billion as at December 31, 2013
(a)
(a) Includes impact from acquisition of HRH as of 10/1/2008.
Leverage ratios

See important disclosures regarding non-GAAP measures starting on page 17

SEGMENT OVERVIEWS

Extensive retail platform
Able to leverage industry and specialty
practice group expertise across Willis
network
Major practice groups include:
Human Capital (approximately 25% of
2013 North America C&F)
Construction (approximately 14% of
2013 North America C&F)
Healthcare
Real Estate/Hospitality
Financial and Executive Risk
Approximately 6,000 associates
Over 100 locations (Other includes
Canada and Mexico)
2013 North America C&F: $1.38 billion
Willis North America overview

(1)
CAPPPS: Captives, Actuarial, Programs, Pooling and Personal Lines
Metro /
Northeast
14%
Midwest
17%
Atlantic
21%
West
14%
South
16%
CAPPPS
(1)
12%
Other
6%
Segment overview
2013 commissions and fees – by region

Retail operations in
Western and Eastern Europe
United Kingdom
Latin America
Asia Pacific
South Africa
Middle East
Offices designed to grow business
locally around the world, making use of
the skills, industry knowledge and
expertise available within segment and
elsewhere in the Group
Approximately 7,000 associates
170  offices in 43 countries
2013 International C&F: $1.07 billion
Willis International overview

Western
Europe
46%
UK
15%
Latin America
16%
Australasia
8%
South Africa
1%
Asia
9%
Eastern Europe
5%
Segment overview
2013 commissions and fees – by region

Reinsurance, Specialty Insurance and
Capital Markets businesses
Approximately 3,600 associates; clients
around the globe
Willis Re
One of the world’s largest reinsurance
brokers with three divisions: North
America, International and Specialty
Strong market share in major markets,
particularly marine and aviation
Complete range of transactional
capabilities including, in conjunction with
WCM&A, a wide variety of capital markets
based products
Cutting edge analytical and advisory
services, including Willis Research
Network, the insurance industry’s largest
partnership with global academic research
2013 Global C&F: $1.19 billion
Willis Global overview

Reinsurance
46%
Political
People and
Terrorism
Other
4%
Aerospace
8%
Marine & Energy
13%
P&C and
Construction
9%
Placement
2%
Finex / Finmar
7%
Faber Global
4%
Willis Capital
Markets
1%
7%
Segment overview
2013 commissions and fees – by business

Global Specialty, with strong global
positions in:
Aerospace – includes Inspace
Marine & Energy
Construction
Financial & Executive Risks
Financial Solutions – political risks and UK
financial institutions
Faber Global – wholesale and facultative
solutions through London, European & Bermuda
markets
Fine Art, Jewelry and Specie, Bloodstock and
Kidnap & Ransom
Placement
Specialist placement of risk into worldwide
insurance market
Willis Capital Markets & Advisory
Advises on M&A and capital markets products
Willis Global overview (continued)
2013 Global C&F: $1.19 billion

Segment overview
Reinsurance
46%
Political
People and
Terrorism
Other
4%
Aerospace
8%
Marine & Energy
13%
P&C and
Construction
9%
Placement
2%
Finex / Finmar
7%
Faber Global
4%
Willis Capital
Markets
1%
7%
2013 commissions and fees – by business

APPENDIX

The Willis Cause

We thoroughly understand our clients' needs and their industries.

We develop client solutions with the best markets, price and terms.

We relentlessly deliver quality client service.

We get claims paid quickly.

...With Integrity.

Willis

1

The Willis Cause 15

Important disclosures regarding forward-looking statements

www.willis.com.
This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of
1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.
There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the impact of any regional, national or global political, economic, business, competitive, market, environmental or regulatory conditions on our global business operations; the impact of current global economic conditions on our results of operations and financial condition, including as a result of those associated with the ongoing Eurozone crisis, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to implement and realize anticipated benefits of any expense reduction initiative, charge or any revenue generating initiatives; our ability to implement and fully realize anticipated benefits of our new growth strategy and revenue generating and cost-saving initiatives; volatility or declines in insurance markets and premiums on which our commissions are based, but which we do not control; our ability to develop and implement technology solutions and invest in innovative product offerings in an efficient and competitive manner; our ability to continue to manage our significant indebtedness; our ability to compete effectively in our industry, including any impact if we continue to refuse to accept contingent commissions to date from carriers in the non-Human Capital areas of our retail brokerage business and developing new products and services; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases and redemptions; the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long term debt agreements that may restrict our ability to take these actions; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets; any fluctuations in exchange and interest rates that could affect expenses and revenue; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; rating agency actions, including a downgrade to our credit rating, that could inhibit our ability to borrow funds or the pricing thereof and in certain circumstances cause us to offer to buy back some of our debt; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or funding obligations; our ability to achieve the expected strategic benefits of transactions, including any growth from associates; further impairment of the goodwill of one of our reporting units, in which case we may be required to record additional significant charges to earnings; our ability to receive dividends or other distributions in needed amounts from our subsidiaries; changes in the tax or accounting treatment of our operations and fluctuations in our tax rate; any potential impact from the US healthcare reform legislation; our involvement in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory or reputational risks associated with non-core operations as well as the potential significant impact our non-core operations (including the Willis Capital Markets & Advisory operations)
can have on our financial results; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and the interruption or loss of our information processing systems, data security breaches or failure to maintain secure information systems.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information see the section entitled ‘‘Risk Factors’’ included in Willis’ Form 10-K for the year ended December 31, 2013 and our subsequent filings with the Securities and Exchange Commission. Copies are available online at http://www.sec.gov or
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

Important disclosures regarding non-GAAP measures
This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules. We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis. These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC. Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited.
Adjusted operating income is defined as operating income, excluding certain items as set out on pages 18 and 19.
Adjusted operating margin is defined as the percentage of adjusted operating income to total revenues.
Adjusted net income is defined as net (loss) income, excluding certain items as set out on pages 20 and 21.
Adjusted earnings per share (Adjusted EPS) is defined as adjusted net income per diluted share.
Adjusted EBITDA is defined as Adjusted operating income, excluding depreciation and amortization as set out on pages 22 and 23.
Organic commissions & fees growth excludes: (i) the impact of foreign currency translation; (ii) the first twelve months of net commission and fee revenues generated from acquisitions; and (iii) the net commission and fee revenues related to operations disposed of in each period presented, as set out on pages 24 and 25 .
Reconciliations to GAAP measures are provided for selected non-GAAP measures.

Important disclosures regarding non-GAAP measures (continued)
Operating income (loss) to adjusted operating income
See related footnotes on page 26

2008 2009 2010 2011 2012 2013
(In millions) FY FY FY FY FY FY
Operating Income $503 $690 $753 $566 ($209) $685
Excluding:
Fees related to the extinguishment of debt
(a) - - - - - 1
Expense reduction initiative
(b) - - - - - 46
Goodwill impairment charge
(c) - - - - 492 -
Write-off of unamortized cash retention awards
(d) - - - - 200 -
2012 cash bonus accrual
(e) - - - - 252 -
Insurance recovery
(f) - - - - (10) -
Write-off of uncollectible accounts receivable and
legal fees
(g)
- - - 22 13 -
India JV settlement
(h) - - - - 11 -
2011 Operational review
(i) - - - 180 - -
Financial Services Authority regulatory settlement - - - 11 - -
Venezuela currency devaluation
(j) - - 12 - - -
Net (gain)/loss on disposal of operations - (13) 2 (4) 3 (2)
Salaries and benefits - severance programs
(k) 24 - - - - -
Salaries and benefits – other
(l) 42 - - - - -
HRH integration costs
(m) 5 18 - - - -
Other operating expenses
(n) 26 - - - - -
Accelerated amortization of intangibles assets
(o) - 7 - - - -
Redomicile costs
(p) - 6 - - - -
Adjusted Operating Income $600 $708 $767 $775 $752 $730
  Operating Margin 17.8% 21.2% 22.6% 16.4% (6.0%) 18.7%
  Adjusted Operating Margin 21.2% 21.8% 23.0% 22.5% 21.6% 20.0%

Important disclosures regarding non-GAAP measures (continued)
Operating income (loss) to adjusted operating income
See related footnotes on page 26

(In millions) 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
Operating Income (loss) $317 $179 $70 ($775) $287 $171 $75 $152
Excluding:
Fees related to the extinguishment of debt
(a) - - - - - - 1 -
Expense reduction initiative
(b) - - - - 46 - - -
Goodwill impairment charge
(c) - - - 492 - - - -
Write-off of unamortized cash retention awards
(d) - - - 200 - - - -
2012 cash bonus accrual
(e) - - - 252 - - - -
Insurance recovery
(f) - (5) - (5) - - - -
Write-off of uncollectible accounts receivable and
legal fees
(g)
13 - - - - - - -
India JV settlement
(h) 11 - - - - -
Net (gain)/loss on disposal of operations - - 1 2 - - - (2)
Adjusted Operating Income $330 $174 $82 $166 $333 $171 $76 $150
  Operating Margin 31.3% 21.3% 9.3% (89.0%) 27.3% 19.2% 9.4% 16.5%
  Adjusted Operating Margin 32.6% 20.7% 10.9% 19.1% 31.7% 19.2% 9.6% 16.3%
2012 2013

Important disclosures regarding non-GAAP measures (continued)
Net income (loss) to adjusted net income
See related footnotes on page 26

2008 2009 2010 2011 2012 2013
(In millions, except per share data) FY FY FY FY FY FY
Net Income (loss) $302 $434 $455 $203 ($446) $365
Excluding the following, net of tax:
Fees related to the extinguishment of debt
(a) - - - - - 1
Loss on extinguishment of debt
(a) - - - - - 60
Expense reduction initiative
(b) - - - - - 38
Goodwill impairment charge
(c) - - - - 458 -
Write-off of unamortized cash retention awards
(d) - - - - 138 -
2012 cash bonus accrual
(e) - - - - 175 -
Insurance recovery
(f) - - - - (6) -
Write-off of uncollectible accounts receivable and legal fees
(g) - - - 13 8 -
India JV settlement
(h) - - - - 11 -
2011 Operational review
(i) - - - 128 - -
Financial Services Authority regulatory settlement - - - 11 - -
Deferred tax valuation allowance - - - - 113 9
Make-whole amounts on repurchase and redemption of Senior
Notes and write-off of unamortized debt costs
- - - 131 - -
Venezuela currency devaluation
(j) - - 12 - - -
Net (gain)/loss on disposal of operations - (11) 3 (4) 3 (1)
Salaries and benefits - severance programs
(k) 17
Salaries and benefits – other
(l) 30 - - - - -
HRH integration costs
(m) 10 13 - - - -
Other operating expenses
(n) 19 - - - - -
Accelerated amortization of intangibles assets
(o) - 4 - - - -
Redomicile costs
(p) - 6 - - - -
Premium on early redemption of 2010 bonds
(q)
- 4
- - - -
Adjusted Net Income $378 $450 $470 $482 $454 $472
Diluted shares outstanding 148 169 171 176 176 179
Net income
per diluted share
Adjusted net income
per diluted share $2.58
$2.04
$2.55
$2.57
$2.66
$2.66
$2.75
$2.04
$2.64
$1.15
$2.74
($2.58)

Important disclosures regarding non-GAAP measures (continued)
Net income (loss) to adjusted net income
See related footnotes on page 26

(In millions, except per share data) 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
Net Income (loss) $225 $107 $26 ($804) $219 $105 ($27) $68
Excluding the following, net of tax:
Loss on extinguishment of debt
(a) - - - - - - 60 -
Fees related to the extinguishment of debt
(a) - - - - - - 1 -
Expense reduction initiative
(b) - - - - 38 - - -
Goodwill impairment charge
(c) - - - 458 - - - -
Write-off of unamortized cash retention awards
(d) - - - 138 - - - -
2012 cash bonus accrual
(e) - - - 175 - - - -
Insurance recovery
(f) - (3) - (3) - - - -
Write-off of uncollectible accounts receivable and
legal fees
(g)
8 - - - - - - -
India JV settlement
(h) - - 11 - - - -
Deferred tax valuation allowance - - - 113 - - - 9
Net (gain)/loss on disposal of operations - - 1 2 - - - (1)
Adjusted Net Income $233 $104 $38 $79 $257 $105 $34 $76
Diluted shares outstanding 176 176 175 175 176 178 180 182
Net income
per diluted share
Adjusted net income
per diluted share
$0.37
$0.42
$0.59
$0.59 $1.46 $0.45
$1.28 ($4.65) $0.61 $0.15 $1.24
2012
$1.32 $0.22
2013
$0.59
($0.15)
$0.19

Important disclosures regarding non-GAAP measures (continued)
Adjusted EBITDA and Debt/Adjusted EBITDA
See related footnotes on page 26

2008 2009 2010 2011 2012 2013
(In millions) FY FY FY FY FY FY
Operating Income (loss) $503 $690 $753 $566 ($209) $685
Excluding:
Fees related to the extinguishment of debt
(a) - - - - - 1
Expense reduction initiative
(b) - - - - - 46
Goodwill impairment charge
(c) - - - - 492 -
Write-off of unamortized cash retention awards
(d) - - - - 200 -
2012 cash bonus accrual
(e) - - - - 252 -
Insurance recovery
(f) - - - - (10) -
Write-off of uncollectible accounts receivable and
legal fees
(g)
- - - 22 13 -
India JV settlement
(h) - - - - 11 -
2011 Operational review
(i) - - - 180 - -
Financial Services Authority regulatory settlement - - - 11 - -
Venezuela currency devaluation
(j) - - 12 - - -
Net (gain)/loss on disposal of operations - (13) 2 (4) 3 (2)
Salaries and benefits - severance programs
(k) 24 - - - - -
Salaries and benefits – other
(l) 42 - - - - -
HRH integration costs
(m) 5 18 - - - -
Other operating expenses
(n) 26 - - - - -
Accelerated amortization of intangibles assets
(o) - 7 - - - -
Redomicile costs
(p) - 6 - - - -
Adjusted Operating Income $600 $708 $767 $775 $752 $730
Add back
Depreciation 54 64 63 69 79 89
Amortization of intangibles 36 93 82 68 59 55
Adjusted EBITDA $690 $865 $912 $912 $890 $874
Debt 2,650 2,374 2,267 2,369 2,353 2,326
Debt / Adjusted EBITDA 3.8x 2.7x 2.5x 2.6x 2.6x 2.7x

Important disclosures regarding non-GAAP measures (continued)
Adjusted EBITDA and Debt/Adjusted EBITDA
See related footnotes on page 26

(In millions) 1Q 2Q 3Q 4Q FY
Operating Income $287 $171 $75 $152 $685
Excluding:
Fees related to the extinguishment of debt
(a)
- -
1
-
1
Expense reduction initiative
(b)
46
- - -
46
Net (gain) on disposal of operations - - - (2) (2)
Adjusted Operating Income $333 $171 $76 $150 $730
Add back
Depreciation 21 21 21 26 89
Amortization of intangibles 14 14 14 13 55
Adjusted EBITDA $368 $206 $111 $189 $874
Debt 2,326
Debt / Adjusted EBITDA 2.7x
2013

Important disclosures regarding non-GAAP measures (continued)
Commissions and fees analysis

2013 2012 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees
growth
($ millions) % % %
%
Three months ended
December 31, 2013
North America $353 $331 6.6 0.0 0.8 5.8
International 308 299 3.0 0.4 (0.4) 3.0
Global 250 237 5.5 (0.4) 4.5 1.4
Commissions and Fees $911 $867 5.1 0.0 1.4 3.7
2013 2012 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees
growth
($ millions) % % %
%
Twelve months ended
December 31, 2013
North America $1,377 $1,306 5.4 (0.1) 0.6 4.9
International 1,068 1,028 3.9 (0.2) 0.0 4.1
Global 1,188 1,124 5.7 (0.9) 1.0 5.6
Commissions and Fees $3,633 $3,458 5.1 (0.3) 0.5 4.9

Important disclosures regarding non-GAAP measures (continued)
Commissions and fees analysis

2012 2011 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees growth
($ millions) % % %
%
2012 Full year
Global $1,124 $1,073 4.8 (1.3) - 6.1
North America 1,306 1,314 (0.6) - - (0.6)
International 1,028 1,027 0.1 (4.8) - 4.9
Commissions and Fees $3,458 $3,414 1.3 (1.8) - 3.1
2011 2010 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees growth
($ millions) % % %
%
2011 Full year
Global $1,073 $987 8.7 2.0 - 6.7
North America 1,314 1,369 (4.0) - (0.4) (3.6)
International 1,027 937 9.6 4.8 - 4.8
Commissions and Fees $3,414 $3,293 3.7 2.1 (0.2) 1.8

Important disclosures regarding non-GAAP measures (continued)

(a) In August 2013, Willis bought back $521 million of outstanding 2015, 2017 and 2019 senior notes through a tender offer. In conjunction with this activity, the Company recorded a loss on debt extinguishment of $60 million. Willis also recorded a $1 million expense for tender related fees
(recorded within other operating expenses).
(b)
$46 million pre-tax charge associated with expense reduction initiative in 1Q13.
(c)
Impairment charge to reduce carrying value of North America segment goodwill.
(d)
Charge to write-off unamortized balance of past cash retention awards related to change in remuneration policy.
(e)
Accrual for 2012 bonuses paid in 2013 related to change in remuneration policy.
(f)
Insurance recovery related to (g) below.
(g)
Write-off of uncollectible accounts receivable balance, together with associated legal costs.
(h)
Settlement with former partners related to the termination of a joint venture arrangement in India.
(i) $180 million pre-tax charge in FY2011 relating to the 2011 operational review, including $98 million of severance costs relating to the elimination of approximately 1,200 positions in FY2011.
(j) With effect from January 1, 2010, the Venezuelan economy was designated as hyper-inflationary. The Venezuelan government also devalued the
Bolivar Fuerte in January 2010. As a result of these actions, the Company recorded a one-time charge in other expenses to reflect the re-
measurement of its net assets denominated in Venezuelan Bolivar Fuerte.
(k) Severance costs excluded from adjusted operating income and adjusted net income in 2008 relate to approximately 350 positions through the year ended December 31, 2008 that were eliminated as part of the 2008 expense review. Severance costs also arise in the normal course of business and these charges (pre-tax) amounted to $6 million, $nil, $15 million, $24 million and $2 million for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.
(l)
Other 2008 expense review salaries and benefits costs relate primarily to contract buyouts.
(m)
2009 HRH integration costs include $nil severance costs ($2 million in 2008).
(n)
Other operating expenses primarily relate to property and systems rationalization.
(o) The charge for the accelerated amortization for intangibles relates to the HRH brand name. Following the successful integration of HRH into our North
American operations, we announced on October 1, 2009 that our North America retail operations would change their name from Willis HRH to Willis
North America. Consequently, the intangible asset recognized on the acquisition of HRH relating to the HRH brand has been fully amortized.
(p)
These are legal and professional fees incurred as part of the Company’s redomicile of its parent Company from Bermuda to Ireland.
(q) On September 29, 2009 we repurchased $160 million of our 5.125 percent Senior Notes due July 2010 at a premium of $27.50 per $1,000 face value, resulting in a total premium on redemption, including fees, of $5 million.

WILLIS GROUP HOLDINGS Fact Book Fourth Quarter 2013 March 2014